DEBT	12 Months Ended
Dec. 31, 2017
DEBT
DEBT

11.DEBT

The short-term and long-term debt as of December 31, 2016 and 2017 were as follows:

	As of December 31,
	2016	2017
Short-term debt:
Long-term bank borrowings, current portion	—	131
Short-term bank borrowings	298,291	130,684

Total	298,291	130,815

Long-term debt:
Long-term bank borrowings, non-current portion	—	1,894,722
Convertible senior notes	—	3,027,052

Total	—	4,921,774

Bank borrowings

In September 2012, the Group entered into a three-year revolving bank credit facility under which the Group can draw-down up to RMB300,000 by October 9, 2015. In December 2013, the Group renewed the bank credit facility under which the Group can borrow up to RMB500,000 by December 11, 2016. The interest rate for this credit facility was determined on the draw-down date and the credit facility was not collateralized. From 2013 to 2015, the Group has drawn down the credit facility of RMB204,540 and repaid all of them. The weighted average interest rate for borrowings drawn under such credit facility was 6.0% and 5.61% for the years ended December 31, 2013 and 2015, respectively. This facility expired on December 11, 2016.

In July 2015, the Group entered into a one-year bank loan contract, under which the Group can borrow up to US$50 million for the period ended June 30, 2016, and the Group had a RMB360,000 deposit pledged accordingly. The interest rate of this borrowing is based on the three-month London Interbank Offered Rate (“Libor”) on draw-down date plus 1.2%. In 2015, the Group had drawn down US$50 million under this contract and fully repaid the amount in 2016. The weighted average interest rate for borrowings drawn under such credit facility was 1.50% and 1.81% for the years ended December 31, 2015 and 2016, respectively.

In January 2016, the Group entered into a one-year bank revolving loan contract under which the Group can borrow up to US$43 million for the period ended January 1, 2017. The interest rate is based on the one-, two- or three-month Libor on draw-down date plus no less than 2%. In 2016, the Group had drawn down US$43 million under this agreement and fully repaid the amount in 2017. The weighted average interest rate of borrowings drawn under this agreement was 2.70% and 2.88% for the years ended December 31, 2016 and 2017, respectively.

In May 2016, the Group entered into a one-year revolving corporation overdraft facility agreement under which the Group can borrow up to RMB50,000, of which each draw-down should last no longer than three months, by May 16, 2017. The interest rate for each draw-down is established on the draw-down date and is based on the People’s Bank of China’s one-year benchmark interest rate for loans on the draw-down date. As of December 31, 2016, the Group had drawn down nil under this agreement. This facility expired on May 17,2017.

In September 2016, the Group entered into a one-year revolving general credit facility under which the Group can borrow up to RMB200,000 by September 30, 2017. The interest rate for each draw-down will be established in each draw-down agreement. In 2017, the Group had drawn down RMB1,000 under this contract and fully repaid the amount. The interest rate was 4.4%. This facility expired on September 30, 2017.

In February 2017, the Group entered into a three-year revolving general credit facility under which the Group can borrow up to RMB500,000 by February 2020. The interest rate for each draw-down will be established in each draw-down agreement. As of December 31, 2017, the Group had not drawn down any amount under this contract.

In April 2017, the Group entered into a three-year bank loan contract under which the Group can borrow up to US$40 million by September 30, 2017, and the Group had a RMB307,000 deposit pledged accordingly. The interest rate is based on the three-month Libor on draw-down date plus 1.4%. In 2017, the Group had drawn down US$40 million under this agreement and repaid US$0.01 million. As of December 31,2017, according to the contract, there are US$0.02 million needs to be repaid within one year, which was recorded in current portion. The weighted average interest rate of borrowings drawn under this agreement was 2.68% for the years ended December 31, 2017.

In May 2017, the Group entered into an US$250 million term facility and US$250 million revolving credit facility agreement with several banks. The US$250 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan is Libor plus 1.75%. There are some financial covenants including interest coverage ratio, leverage and tangible net worth related to this facility and the Group was in compliance as of December 31, 2017. In 2017, the Group had drawn down US$250 million under the term facility agreement and repaid nil. For revolving credit facility agreement, the Group had drawn down US$250 million in May 2017 and fully repaid the amount in November 2017. The weighted average interest rate of borrowings drawn under this agreement was 3.04% for the years ended December 31, 2017.

In June 2017, the Group entered into a one-year bank loan contract under which the Group can borrow up to US$20 million for the period ended May 31, 2018, and the Group had a RMB160,000 deposit pledged accordingly. The interest rate is based on the twelve-month Libor on draw-down date plus 1.5%. In 2017, the Group had drawn down US$20 million under this agreement and repaid nil. The weighted average interest rate of borrowings drawn under this agreement was 3.22% for the years ended December 31, 2017.

Convertible Senior Notes due 2022

On November 3, 2017, the Company issued US$475 million of Convertible Senior Notes (“the Notes”). The Notes mature on November 1, 2022 and bear interest at a rate of 0.375% per annum, payable in arrears semi-annually on May 1 and November 1, beginning May 1, 2018.

Holders of the Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The Notes can be converted into the Company’s ADSs at an initial conversion rate of 5.4869 of the Company’s ADSs per US$1,000 principal amount of the Notes (equivalent to an initial conversion price of US $182.25 per ADS). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders may require the Company to repurchase all or portion of the Notes for cash on November 3, 2020, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. The Company believes that the likelihood of occurrence of events considered a fundamental change is remote.

The conversion option meets the definition of a derivative. However, since the conversion option is considered indexed to the Company’s own stock and classified in stockholders’ equity, the scope exception is met, accordingly the bifurcation of conversion option from the Notes is not required. There is no beneficial conversion feature (“BCF”) attribute to the Notes as the set conversion prices for the Notes are greater than the respective fair values of the ordinary share price at date of issuance.

The feature of mandatory redemption upon maturity is clearly and closely related to the debt host and this feature is no need to be bifurcated. Furthermore, the Company concluded that the feature of contingent put options upon tax events or fundamental changes does not need to be considered as an embedded derivative to be bifurcated.

Therefore, the Company accounted for the Notes in accordance with ASC 470, as a single instrument under long-term debt. Issuance costs related to the Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the Notes, and is amortized over the period from November 3, 2017, the date of issuance, to November 1, 2020, the first put date of the Notes, using the effective interest method.

Proceeds to the Company were RMB3,092,850 (equivalently US$466,866,463), net of issuance costs of RMB53,882 (equivalently US$8,133,537).

ADS Lending Arrangement

Concurrent with the offering of the Notes, the Company entered into ADS lending agreements with the affiliates of the initial purchasers of the Notes (“ADS Borrowers”), pursuant to which the Company lent to the ADS Borrowers 2,606,278 ADSs (the “Loaned ADSs”) at a price equal to par, or $0.0004 per ADS (“ADS lending arrangement”). The purpose of the ADS lending arrangements is to facilitate privately negotiated transactions in which the ultimate holders of the Notes may elect to hedge their investment in the related notes. As of December 31, 2017, the outstanding number of Loaned ADSs was 2,606,278.

The Loaned ADSs must be returned to the Company by the earliest of (a) the maturity date of the Notes, November 1, 2022, (b) upon the Company’s election to terminate the ADS lending agreement at any time after the later of (x) the date on which the entire principal amount of the Notes ceases to be outstanding, and (y) the date on which the entire principal amount of any additional convertible securities that the Company has in writing consented to permit the ADS Borrower to hedge under the ADS lending agreement ceases to be outstanding, in each case, whether as a result of conversion, redemption, repurchase, cancellation or otherwise; and (c) the termination of the ADS lending agreement. The Company is not required to make any payment to the initial purchasers or ADS Borrower upon the return of the Loaned ADSs. The ADS Borrowers do not have the choice or option to pay cash in exchange for the return of the Loaned ADSs.

No collateral is required to be posted for the Loaned ADSs. The initial purchasers are required to remit to the Company any dividends paid to the holders of the Loaned ADSs. An ADS Borrower has the ability to vote without restriction. However, the ADS Borrowers have agreed not to vote on the Loaned ADSs.

In accordance with FASB ASC Sub-topic 470-20, the Company has accounted for the ADS lending agreement initially at fair value and recognized it as an issuance cost associated with the convertible debt offering. As a result, additional debt issuance costs of RMB26,499 (equivalently US$4,000,000) were recorded on the issuance date with a corresponding increase to additional paid-in-capital. This debt issuance costs have also been amortized from the date of issuance to the put date of Notes, using the effective interest method.

In accordance with ASC Topic 470-20, although legally issued, the Loaned ADSs are not considered outstanding, and then excluded from basic and diluted earnings per share unless default of the ADS lending arrangement occurs, at which time the Loaned ADSs would be included in the basic and diluted earnings per share calculation. As of December 31, 2017, it is not probable that the ADS Borrower or the counterparty to the ADS lending arrangement will default.

Capped Call Options

In connection with the issuance of the Notes, the Company has entered into capped call option transactions with some of the initial purchasers or their affiliates (the “Option Counterparties”) to reduce the potential dilution to existing shareholders of the Company upon conversion of the Notes. The cap price of the capped call transactions will initially be US$221.31 per ADS, subject to adjustment under the terms of the capped call transactions. The total premium paid by the Company for the capped call transactions was RMB177,476 (equivalently US$26,790,000) on the purchased date. The capped call option is classified in stockholders’ equity, recorded at the cost with no subsequent changes in fair value be recorded.